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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 19, 2002
                Date of Report (Date of earliest event reported)



                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                 0-12050                 52-1528581
(State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)          File Number)         Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4110
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)

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ITEM  5.     OTHER  EVENTS

SafeGuard Health Enterprises, Inc. (the "Registrant") entered into a Stipulation of Settlement (the "Stipulation") of that certain lawsuit (the "Litigation") entitled Stephan Levine, on behalf of himself and all others similarly situated, ("Plaintiffs") v. SafeGuard Health Enterprises, Inc., Steven J. Baileys, John E. Cox, Robert J. Pommersheim, and Thomas C. Tekulve, ("Defendants") Case No. SA CV 99-1575 DOC (ANx) (the "Complaint"), which Stipulation was filed with the United States District Court, Central District of California, (the "Court") on September 18, 2002. Based upon the Stipulation, on September 19, 2002, the Court signed and issued the Order Preliminarily Approving the Settlement, Providing for Notice to the Class, and Scheduling a Final Approval Hearing on the settlement (the "Order").

The final approval of the settlement of the Litigation is subject to further consideration of the Court at a final approval hearing.

The description of the settlement of the Litigation described in this Current Report on Form 8-K is qualified in its entirety by the Stipulation of Settlement and the Order Preliminarily Approving Settlement, Providing for Notice to the Class, and Scheduling Final Approval on Settlement, which are filed herewith as Exhibits 4.1 and 4.2, respectively. Certain exhibits to the Stipulation are not included with this Current Report on Form 8-K(1). A copy of the news release dated August 13, 2002, issued by the Registrant in connection with this settlement is filed as 99.1 to this Current Report on Form 8-K.


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(1)  Registrant  agrees  to  furnish  a  supplemental  copy  of  exhibits to the
     Stipulation  to  the  Securities  and  Exchange  Commission  upon  request.

                                      * * *

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ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(d)     EXHIBITS

     EXHIBIT                 DESCRIPTION
     -------                 -----------

       4.1            Stipulation  of  Settlement  dated  as of September 17,
                      2002.

       4.2 Order Preliminarily Approving Settlement, Providing for Notice to the Class, and Scheduling Final Approval on Settlement dated as of September 19, 2002.

       99.1          News  release  dated  August  13,  2002.


                                      * * *

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized in the city of Aliso Viejo, State of California on the 30th day of September 2002.


                                        SAFEGUARD  HEALTH  ENTERPRISES,  INC.



                                        By:  /s/  James  E.  Buncher
                                           -------------------------------------
                                           JAMES  E.  BUNCHER
                                           President and Chief Operating Officer



                                        By:  /s/  Ronald  I.  Brendzel
                                           -------------------------------------
                                           RONALD  I.  BRENDZEL
                                           Senior Vice President and Secretary


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